                                                                 EXECUTION COPY


                         MASTER MODIFICATION AGREEMENT

                  THIS MASTER MODIFICATION AGREEMENT (this "Agreement") dated as of April 20, 1998, by and among THE HOME DEPOT, INC., a Delaware corporation, as Guarantor (the "Guarantor"); HOME DEPOT U.S.A., INC. a Delaware corporation, as Lessee and Construction Agent ("Lessee" or "Construction Agent"), HD REAL ESTATE FUNDING CORP., a Delaware corporation, as Facility Lender ("Facility Lender"), CREDIT SUISSE LEASING 92A, L.P., a Delaware limited partnership, as lessor ("Lessor"), the financial institutions listed on the signature pages hereto (each, a "Lender" and collectively, the "Lenders") and CREDIT SUISSE FIRST BOSTON, a Swiss bank operating through its New York branch, as Agent Bank for the Lenders (in such capacity, the "Agent Bank");

                              W I T N E S S E T H:

                  WHEREAS, each of the parties described above have entered into that certain Participation Agreement, dated as of June 25, 1996, as amended by that certain First Amendment and Supplement to the Participation Agreement, dated as of May 8, 1997 (as amended, the "Participation Agreement") wherein the Lessor has agreed to acquire and construct certain facilities to be leased to the Lessee, financed by certain debt provided by the Lenders, together with certain equity contributions of the Lessor;

                  WHEREAS, the Lessee has requested, and each of the parties, subject to the terms and conditions hereof, has agreed, to modify the terms of the Participation Agreement and the other Operative Documents (as such term is defined in the Participation Agreement) to allow the Lessee to lease to the Lessor, pursuant to a long-term ground lease in substantial the form attached as Exhibit A hereto (the "Ground Lease"), certain real property located in Atlanta, Georgia, as more fully described on Exhibit A to the Ground Lease (the "Land"), which Lessee desires to lease back from the Lessor in order to construct an office building thereon for use by the Lessee;

                  WHEREAS, the parties hereto wish to enter into this Agreement to evidence their consent to the Lessee's request and to set forth certain modifications to the Operative Documents, all as more particularly set forth below;

                  NOW, THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION I.  Definitions; Interpretation.

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix 1 to the Participation Agreement and the rules of interpretation set forth in Appendix 1 thereto shall apply to this Agreement.

         SECTION II.  Consent.

         Notwithstanding any provision of the Operative Documents to the contrary, each of the parties hereto hereby agrees (i) that the Lessee may enter into a Ground Lease with the Lessor with respect to Land which shall constitute a Property pursuant to the terms of the Operative Documents, (ii) that Lessee may, subject to the terms of the Operative Documents, including without limitation, Section 3.10 of the Participation Agreement, build a Support Facility thereon and (iii) any provision of the Operative Documents not expressly amended or modified by the terms of this Agreement shall be deemed modified to the extent necessary to reflect that the Lessor is leasing the Land under the Ground Lease and is not acquiring fee title to the Land.

         SECTION III.  Amendments.

                  A.   Participation Agreement.

                  1. Amendments to Section 3.1 of the Participation Agreement. Section 3.1 of the Participation Agreement is hereby amended by deleting subsection (a) thereof in its entirety and by substituting the following in lieu thereof:

                  "(a) purchase Land (through Advances funded by the Lessor and the Facility Lender as provided herein) or enter into the Ground Lease with Lessee with respect to Land;"

                  2. Amendment to Section 3.5 of the Participation Agreement. Section 3.5 of the Participation Agreement is hereby amended by deleting the preamble and subsections (c) and (e) thereof and substituting the following in lieu thereof:

                           "SECTION 3.5.  Procedures for Acquisitions of  Land.
                  With respect to each acquisition of Land or the entering into of the Ground Lease, . . .

                           "(c) Upon satisfaction of the foregoing conditions
                  and receipt of the form of Deed or the Ground Lease, as applicable, Lessor shall execute and deliver a limited power of attorney to Lessee (or a representative thereof) in recordable form and satisfactory to Lessor and Agent Bank sufficient to allow Lessee, upon satisfaction of the remaining conditions precedent set forth in Sections 7.1 and 7.2, to execute and record such documents necessary or advisable in connection with the acquisition or lease, as applicable, of such Land on the Property Closing Date;"

                  and

                           "(e) Lessee shall give the Lessor, the Facility
                  Lender, and the Agent Bank an irrevocable prior written notice not later than 1:00 p.m., New York time, on the Business Day of the proposed Property Closing Date, pursuant, in each case, to an Acquisition Request in the form of Exhibit A attached hereto and made a part hereof by this reference (an "Acquisition Request"), specifying with respect to such Land: (i) the Property Closing Date, (ii) the Land to be acquired or leased, (iii) the identity of the seller or lessor and the Property Acquisition Cost (except in the case of the Land subject to the Ground Lease), and (iv) the Estimated Completion Date for such Property."

                  3. Amendment to Section 3.10 of the Participation Agreement. Section 3.10 of the Participation Agreement is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof:

                           "SECTION 3.10. Use of Proceeds. The proceeds of all
                  Advances made pursuant to the Operative Documents shall be used solely for the acquisition of Land located in the United States or Canada (or the ground lease thereof) and the construction of Improvements thereon pursuant to the Construction Agency Agreement which shall be leased (upon completion, in the case of Improvements constructed thereon by the Construction Agent) by the Lessor to the Lessee pursuant to the Lease, which Improvements shall be constructed as a Facility on such Land; provided that the total amount of Advances expended for the acquisition (or ground lease) and construction of Properties to be used as Support Facilities shall not exceed twenty percent (20%) of the Total Commitments."

                  4. Amendment to Section 7.1 of the Participation Agreement. Section 7.1 of the Participation Agreement is hereby amended by deleting the preamble thereof and subsections (d) and (m) thereof and substituting the following in lieu thereof:

                           "SECTION 7.1. Conditions Precedent -- Documentation.
                  The obligation of the Lessor to acquire a Property or to enter into the Ground Lease with respect to a Property on a Property Closing Date, to make the initial Advance in respect of such Property on the initial Funding Date with respect to such Property, and to make any related Lessor Investment Amount available on such Funding Date, the right and obligation of the Facility Lender to make any Loans to Lessor on such Funding Date to fund such Advances and the obligation of the Lenders to make Direct Funding Loans under the Liquidity Agreement, are subject to satisfaction of the following conditions precedent and to the conditions precedent set forth in Section 7.2:"

                  and

                           "(d) on or prior to the Property Closing Date for
                  the related Property, the Lessor shall have received (x) a deed (a "Deed") (in form and substance appropriate for recording with the applicable Governmental Authorities), with respect to such Property (and all Improvements located thereon) being purchased, on such Property Closing Date, conveying fee simple title to such Property to the Lessor, subject only to Permitted Exceptions or (y) in the case of the Property subject to the Ground Lease, a copy of the Ground Lease and a Memorandum thereof (in each case, in form and substance satisfactory to the Lessor and the Agent and, in the case of the Memorandum, in form and substance satisfactory for recording), conveying leasehold title to the such Property to the Lessor, in either case, subject only to Permitted Exceptions;"

                  and

                           "(m) on or prior to the Property Closing Date for
                  the related Property, the Agent Bank shall have received evidence satisfactory to it that each of the Deed (or in the case of the Property subject to the Ground Lease, the Memorandum thereof), the Memorandum of Lease, the Supplement to the Assignment of Leases, the Consent to the Assignment, the Mortgage, the Supplement to Master Assignment and the consent to Master Assignment delivered on any Property Closing Date shall have been or are being recorded with the appropriate Governmental Authorities in the order in which such documents are listed in this clause, and the UCC Financing Statements with respect to the Property being acquired or leased shall have been or are being filed with the appropriate Governmental Authorities, and that all of the recording fees, filing fees, transfer taxes and recording taxes with respect to the foregoing have been paid; and"

                  5. Amendment to Section 9.3 of the Participation Agreement. Section 9.3 of the Participation Agreement is hereby amended by deleting subsections (b) and (c) thereof in their entirety and substituting the following in lieu thereof:

                           "(b) Property. The Property then being acquired or,
                  in the case of the Property subject to the Ground Lease, leased, consists of (i) Land on which Facilities will be constructed pursuant to the Construction Agency Agreement, and (ii) existing Improvements on such Land. Such Property is located in the continental United States or Canada.
                           (c) Title. Upon (x) the acquisition by purchase of
                  such Property on such Property Closing Date, the Lessor will have good and marketable title to such Property in fee simple and (y) in the case of the Property subject to the Ground Lease, upon leasing the Property pursuant to the Ground Lease, the Lessor shall have good and marketable leasehold title to such Property, in either case, subject only to Permitted Exceptions. The Lessor will at all times have good and marketable title to all Improvements located on such Property, subject only to Permitted Liens."

                  B. Appendix I to Operative Documents. Appendix I to the Operative Documents is hereby amended as follows:

                  (1) By adding the following definition of Ground Lease in correct alphabetical order:

                           "Ground Lease" shall mean that certain Ground Lease,
                  dated as of April __, 1998, by and among Lessee, as ground lessor, and Lessor, as ground lessee with respect to the Property described therein."

                  (2) By deleting the definitions of "Operative Documents", "Property" and "Property Closing Date" in their entirety and substituting the following in lieu thereof:

                  "Operative Documents" means the following:


                  (a)      the Issuing and Paying Agency Agreement;
                  (b)      the Participation Agreement;
                  (c)      the Loan Agreement;
                  (d)      the Notes;
                  (e)      the Lease and each Lease Supplement;
                  (f)      the Assignment of Leases and each Supplement to the
                           Assignment of Lease;
                  (g)      each Consent to Assignment;
                  (h)      the Guaranty;
                  (i)      the Mortgages;
                  (j)      the Financing Statements;
                  (k)      the Construction Agency Agreement and each Construction
                           Agency Agreement Supplement;
                  (l)      the Construction Agency Agreement Assignment;
                  (m)      the Consent to Construction Agency Agreement Assignment;
                  (n)      the Funding Requests;
                  (o)      the Acquisition Requests;
                  (p)      the Liquidity Agreement;
                  (q)      the Liquidity Notes;
                  (r)      the Commercial Paper Notes;
                  (s)      the Master Assignment and each Supplement to Master
                           Assignment;
                  (t)      each Consent to Master Assignment;


                  (u)      the Construction Documents;
                  (v)      the Security Agreement;
                  (w)      each other Commercial Paper Document;
                  (x)      the Ground Lease; and
                  (y)      the Fee Letter.

                           "Property" means (i) as of the relevant Property
                  Closing Date, a parcel of Land (including all Appurtenant Rights attached thereto) acquired, or the rights in a parcel of land leased, by the Lessor pursuant to the provisions of the Participation Agreement and all of the Improvements then located on or under the related Land, and (ii) as of the Completion Date, the Land and Improvements described in clause (i) together with any Improvements constructed thereon in accordance with the Construction Agency Agreement, or thereafter constructed thereon.

                           "Property Closing Date" means each date on which the
                  Lessor purchases any Property or enters into the Ground Lease with respect to any Property.

                  C.       Lease.

                  The Lease is hereby amended as follows:

                  1. Amendments to Section 2.2 of the Lease. Section 2.2 of the Lease is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof:

                           "2.2. Acceptance Procedure. Lessor hereby authorizes
                  one or more employees of Lessee, to be designated by Lessor as the authorized representative or representatives of Lessor (such designation to be evidenced by delivery of a power of attorney pursuant to Section 3.5 of the Participation Agreement) to accept delivery of the Deed to each Property to be subject to the hereto on the Property Closing Date for such Property (other than the Property subject to the Ground Lease) and to execute such other agreements, easements and other documents in connection therewith. Lessor and Lessee hereby agree that such acceptance of delivery of such Deed (other than the Property subject to the Ground Lease), and the execution and delivery by Lessee on each Property Closing Date for a Property to be subject hereto of a Lease Supplement in the form of Exhibit A attached hereto and made a part hereof by this reference (appropriately completed) shall, without further act, constitute the irrevocable acceptance by Lessee of that Property which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that such Property, together with any Improvements then existing thereon shall be deemed to be included in the leasehold estate of this Lease as of such Property Closing Date and any Improvements constructed thereon pursuant to the Construction Agency Agreement and this Lease shall be deemed to be included in the leasehold estate of this Lease as of the Completion Date at which time Lessee shall execute and deliver to Lessor a Lease Supplement with respect to such Improvements (appropriately completed)."

         2. Amendments to Section 3.1 of the Lease. Section 3.1 of the Lease is hereby amended by adding the following subsection after subsection
(c):

                  "(d) During the Term, Lessee shall pay to Lessor, as rent for the sublease by Lessor to Lessee of its leasehold interest in the Land under the Ground Lease, an amount equal to the amount payable by Lessor to Lessee as ground rent under Section 3 of the Ground Lease. The amount payable by the Lessee under this Section 3.1(d) shall be due on each date on which ground rent is due from Lessor under Section 3 of the Ground Lease, and shall automatically be offset against the amount due under such Section 3 of the Ground Lease on each date on which such amount is due."

         SECTION IV. Forms of Documents. Notwithstanding any provision of the Operative Documents to the contrary, the parties hereto hereby agree that, with respect to the Property subject to the Ground Lease, the forms of the following Operative Documents attached hereto as the respective exhibits referenced below shall be executed and delivered by the Lessee and the Participants in satisfaction of the conditions of the Operative Documents:

                  Supplement to Master Assignment - Exhibit B
                  Supplement to Construction Agency Agreement - Exhibit C Supplement to Assignment of Leases - Exhibit D
                  Special Power of Attorney - Exhibit E
                  Lease Supplement - Exhibit F
                  Lessee's Consent - Exhibit G
                  Mortgage - Exhibit H
                  Consent to Master Assignment - Exhibit I
                  Memorandum of Lease - Exhibit J
                  Ground Lease - Exhibit K
                  Memorandum of Ground Lease - Exhibit L
                  Acquisition Request - Exhibit M
                  Property Closing Certificate - Exhibit N

         SECTION V. Conditions of Effectiveness. This Agreement shall become effective as of the date first above written (the "Effective Date") when this Agreement shall have been executed and delivered by each of the Guarantor, the Lessee, the Facility Lender, the Lessor, the Agent Bank and the Requited Lenders.

         SECTION VI. No Waiver, Etc. Lessee and Guarantor each hereby agrees that nothing herein shall constitute a waiver by the Participants of any Lease Default or Lease Event of Default, whether known or unknown, which may exist under the Lease. Lessee and Guarantor each hereby further agrees that no action, inaction or agreement by the Participants, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Operative Documents which may have occurred with respect to the non-payment of any obligation under the terms of the Operative Documents or any portion thereof, or any other matter relating to the Operative Documents, shall require or imply any future indulgence, waiver, or agreement by the Participants.

         SECTION VII. Ratification of Operative Documents. Except as expressly amended herein, all terms, covenants and conditions of the Participation Agreement and the other Operative Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Operative Documents as amended herein. All future references to the Operative Documents shall be deemed to refer to the Operative Documents as amended hereby.

         SECTION VIII. Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-title, and assigns.

         SECTION IX. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

         SECTION X. Entire Understanding. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         SECTION XI. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                      [Signatures Set Forth on Next Page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their authorized officers as of the date first above written.


                                    HOME DEPOT U.S.A., INC.

                                    By: /s/ Carol B. Tome
                                       ----------------------------------------
                                              Title: Vice President & Treasurer

                                    Attest: /s/ Larry Menter
                                           ------------------------------------
                                               Assistant Secretary



                                    THE HOME DEPOT, INC.


                                    By: /s/ Marshall Day
                                       ----------------------------------------
                                               Title: Sr. Vice President &
                                                      Chief Financial Officer

                                    Attest: /s/ Carol B. Tome
                                           ------------------------------------
                                               Vice President & Treasurer


                                    HD REAL ESTATE FUNDING CORP.


                                    By: /s/ Dolores A. Briton
                                       ----------------------------------------
                                               Title: Vice President

                                    Attest: /s/ Jacey L. Wilson
                                           ------------------------------------
                                               Title: Secretary

                             CREDIT SUISSE LEASING 92A, L.P., A
                             DELAWARE LIMITED PARTNERSHIP

                             BY: CREDIT SUISSE FIRST BOSTON, ITS
                                     GENERAL PARTNER


                             By: /s/ Carl Wheatherley-White
                                ---------------------------------------
                                        Title: Associate


                             By: /s/ Richard O'Day
                                ---------------------------------------
                                        Title: Associate


                             CREDIT SUISSE FIRST BOSTON, AS AGENT BANK


                             By: /s/ Robert M. Finney
                                ---------------------------------------
                                        Title: Managing Director


                             By: /s/ Julie P. Kingsbury
                                ---------------------------------------
                                        Title: Assistant Vice President

                                  CREDIT SUISSE FIRST BOSTON,
                                  as Lender


                                  By /s/ Robert M. Finney
                                     ------------------------------------
                                     Name:   Robert M. Finney
                                     Title:  Managing Director


                                  By: /s/ Julia F. Kingsbury
                                      -----------------------------------
                                      Name:   Julia F. Kingsbury
                                      Title:  Assistant Vice President


                                  DEUTCHE BANK AG, NEW YORK AND/OR
                                  CAYMAN ISLANDS BRANCH,
                                  as Document Agent

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  NATIONSBANK, N.A. (SOUTH),
                                  as Lender

                                  By: /s/ Kathryn W. Robinson
                                      -----------------------------------
                                      Name:   Kathryn W. Robinson
                                      Title:  Senior Vice President

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                  SUNTRUST BANK, ATLANTA,
                                  as Lender

                                  By: /s/  Christopher Deisley
                                      -----------------------------------
                                      Name:   Christopher Deisley
                                      Title:  First Vice President

                                  By: /s/  Jeffrey L. Seavey
                                      -----------------------------------
                                      Name:   Jeffrey L. Seavey
                                      Title:  Vice President
                                  TORONTO DOMINION (TEXAS), INC.,
                                  as Lender

                                  By: /s/  Debbie A. Greene
                                      -----------------------------------
                                      Name:   Debbie A. Greene
                                      Title:  Vice President


                                  By: /s/  Jimmy Simien
                                      -----------------------------------
                                      Name:   Jimmy Simien
                                      Title:  Vice President


                                  UNION BANK OF SWITZERLAND,
                                  as Lender

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  BANK OF AMERICA NT&SA,
                                  as Lender

                                  By: /s/  Michelle Kacergis
                                      -----------------------------------
                                      Name:   Michelle Kacergis
                                      Title:  Managing Director

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                  THE BANK OF NEW YORK,
                                  as Lender

                                  By: /s/  Paula Regan
                                      -----------------------------------
                                      Name:   Paula Regan
                                      Title:  Vice President

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Lender

                                  By: /s/  Dianne M. Stark
                                      -----------------------------------
                                      Name:   Dianne M. Stark
                                      Title:  Vice President

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  FIRST UNION NATIONAL BANK OF
                                  GEORGIA, as Lender

                                  By: /s/  Daniel L. Evans
                                      -----------------------------------
                                      Name:   Daniel L. Evans
                                      Title:  Senior Vice President


                                  By: /s/  Jim Ulmer
                                      -----------------------------------
                                      Name:   Jim Ulmer
                                      Title:  Vice President


                                  MORGAN GUARANTY TRUST CO. OF NEW
                                  YORK, as Lender

                                  By:/s/   John M. Mikolay
                                     -----------------------------------
                                     Name:   John M. Mikolay
                                     Title:  Vice President

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title


                                  WACHOVIA BANK OF GEORGIA,
                                  as Lender

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  as Lender

                                  By: /s/   Roger Colden
                                      -----------------------------------
                                      Name:   Roger Colden
                                      Title:  Executive Director
                                              CIBC Oppenheimer Corp.
                                              As AGENT

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  THE CHASE MANHATTAN BANK,
                                  as Lender

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                  THE BANK OF NOVA SCOTIA,
                                  as Lender

                                  By: /s/  William E. Zegreti
                                      -----------------------------------
                                      Name:   William E. Zegreti
                                      Title:  Senior Relationship Manager

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                  ABN AMRO BANK N.V.,
                                  as Lender

                                  By: /s/  Larry K. Kelley
                                      -----------------------------------
                                      Name:   Larry K. Kelley
                                      Title:  Group Vice President


                                  By: /s/  Steven B. Farley
                                      -----------------------------------
                                      Name:   Steven B. Farley
                                      Title:  Vice President

                                  NORTHWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION,
                                  as Lender

                                  By: /s/  Ann C. Pifer
                                      -----------------------------------
                                      Name:   Ann C Pifer
                                      Title:  Vice President

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                  CRESTAR BANK,
                                  as Lender

                                  By:/s/ Keith A. Hubbard
                                     -----------------------------------
                                     Name:   Keith A. Hubbard
                                     Title:  Senior Vice President

                                  By:
                                      -----------------------------------
                                      Name:
                                      Title:



                                  BANKBOSTON, N.A.,
                                  as Lender

                                  By: /s/   Peter L. Griswold
                                      -----------------------------------
                                      Name:   Peter L. Griswold
                                      Title:  Director


                                  By:
                                      -----------------------------------
                                      Name:
                                      Title